FHLBC Fall Member Meetings Welcome Exhibit 99.1 1

This presentation contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “anticipates,” “believes,”
“expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized.
These forward-looking statements involve risks and uncertainties including, but not limited to, instability in the credit and debt markets, deterioration of the overall economy and the risk factors set forth in the Bank’s periodic filings with the Securities and Exchange Commission, which are available on the
Bank’s Web site at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this presentation. “Mortgage
Partnership Finance” and “MPF” are registered trademarks of the Federal
Home Loan Bank of Chicago.  MPF Xtra™ is a trademark of the Federal
Home Loan Bank of Chicago.
Forward-Looking Statements

Matt Feldman President and CEO 3

When Last We Met: Priorities
–
Identify MPF ® alternative
–
Expand borrowing options
–
Revise market risk practices and policies
–
Enhance communications
–
Reduce non-interest expense
–
Stabilize capital

What We Have Done – Identify MPF alternative Discontinued purchase of MPF loans for balance sheet Rolled out MPF Xtra™ Product Additional products in development 5

What We Have Done
–
Expand borrowing options
Merged Banking and Advances groups to
enhance products and support available to
members
Evaluated methods to expand collateral
Licensed system for implementation in Q1 09
Disclosed credit ratings to members
Enhanced dialogue with primary regulators

What We Have Done
–
Revise market risk policies and practices
Substantial changes in balance sheet
management
Impact visible in Q3 results
Obtained approval from Finance Agency
for temporary changes to regulatory
limits

What We Have Done
–
Revise market risk policies and practices
Increased authority to purchase agency
mortgage-backed securities
•
Increase net interest income
Market risk policies developed with the
support of leading market professionals
Review to be completed with new
regulator

What We Have Done
–
Enhance Communications
Improved information flow to
members
•
Member letters
•
SEC disclosures
•
Disclosure of credit ratings and
collateral management practices
•
More frequent member meetings
•
Regional meetings
•
White paper on Bank stock

What We Have Done – Enhance Communications Improved communications and cooperation with primary regulators Initiated calling program with accounting firms 10

What We Have Done
–
Non-interest expense
Reduced people expense through
elimination of executive positions
Promoted from within
Completed consulting studies
Progressed on implementation of core
systems

What We Have Done
–
Stabilize capital
Redemptions for activity-based stock
purchases
•
Approved by Finance Board
•
Improved by Finance Agency
Progress has laid a foundation to
obtain approval of capital plan from
Finance Agency next year

What We Plan to Do – Stabilize capital Convert stock as soon as permitted next year Restore dividends while continuing to build retained earnings 13

New Developments – Passage of Housing and Economic Recovery Act (HERA) and establishment of Federal Housing Finance Agency – Conservatorships for Fannie and Freddie 14

New Developments – Credit Crisis Viability of counterparties Massive Treasury issuances Proliferation of government guarantees Likelihood of major changes in 2009 15

The Plan
–
Build ROE to level sufficient to pay
appropriate dividend while
building/maintaining retained earnings
–
Address roll-off of subordinated debt by
building capital base of Bank
–
Navigate through market, legislative, and
regulatory environment to maximize value
to members
–
Develop operationally excellent
capabilities marked by ease of use and
efficiency of operations

Chad Brandt SVP, Member Banking and Advance Products 17

“May you live in interesting times.” Chinese Proverb 18

• Markets • Liquidity • Credit and Collateral • Advances 19

• Markets –Credit Crisis –Timeline of Events 20

BOJ cuts rates for the 1
time since 2001
Fed cuts
by 50
bps
US Tsy gives details
on TARP: $250B to
buy preferred share
in  Banks /
guarantee debt; 9
banks agree to
participate
Emerging market countries
solicit emergency aid
packages from IMF
Netherlands
recapitalizes
ING with
€10B
Rescue plan for
Swiss banks
announced – UBS
and Credit Suisse
Dow down
733
Dow up
936
G7 pledge of no more
failures of systemically
important institutions
Lehman bond auctioned for 8¢
Dow
below
7900
Wachovia Corp to be
acquired by Wells
Fargo without FDCI
guarantee
US Tsy
announces it is
planning to use
TARP to inject
equity into Banks
Dow below
8600 at 5
year low
Fed, ECB,
BOE,BOC,SRB and
SNB simultaneous
50bps cut
Fed announces
Commercial Paper
Funding Facility
BNP takes control of
remaining Fortis
assets
German’s Hypo
deal collapses
Paulson and Bernanke
testify before Congress
on TARP
Credit Crisis – Timeline of Events September/October
Fannie and Freddie placed into
Conservatorship
US Tsy commits $100B
Lehman
announces it is
seeking a buyer
Stock plunges
BOA drops Lehman and
announces it is acquiring
Merrill Lynch for $50B
Lehman
files for
Chapter 11
Reserve Primary
Money Market Fund
breaks $1 NAV
claiming exposure
to Lehman
$500B
withdrawals
From Money
Market Funds
7 11 14 15 16 17 18 19 21 22 26 28 29 30 1 2 3 4 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
Wachovia reported to
be in negotiations to be
acquired by Citigroup
Germany announces
plan to rescue Hypo
Dow down 777
banking index -
14%
US House rejects
$700B TARP
Fed injects $105B in liquidity to
avert collapse of Money market
US Tsy offers
temporary insurance
To Money Markets
US Tsy unveils $700B
Troubled Asset Relief
Program (TARP)
O/N Libor rises from
4.70% to 6.88%
Ireland to guarantee all
bank deposits and
debt for 2 years
WAMU seized by FDIC
with $307B in Assets
JPM acquires banking
operations for $1.9B
Benelux’s Fortis
partially nationalized
US Senate passes
$700B TARP +
$100B +$250K
FDIC Deposit
Insurance
US House passes
revised TARP and it
is signed into law
Fortis Netherlands
fully nationalized
Iceland’s Krona falls
by 30% vs Euro
France/ Belgium/
Lux. to rescue Dexia
Wachovia Bank to be
acquired by Citigroup
with partial FDIC
guarantee on assets
Announcement  of
France’s €360B,
Germany’s €400B and
Spain’s €100B rescue
plans
UK’s B&B mortgage lender
partly nationalized / sold
to Banco Santander
UK announces £50B
plan to recapitalize
largest banks
Nikkei 225
plummets
to lowest
level since
’82
Moody’s and S&P’s
downgrade AIG
credit
Goldman Sachs and
Morgan Stanley get
approval to convert to
Bank Holding Cos.
AIG rescued by Fed $85B loan in
exchange for 80% equity stake
Barclays to
acquire Lehman
NA operations
S
E
P
O
C
T
st

10 yr. Swap Rate Daily Changes*
*Source:  JP Morgan
100% 1 0 30
75% 3 1 25
64% 7 4 20
25% 9 27 15
13% 13 87 10
6% 25 400 5
%
Moves
Sept./Oct. ’08
(3 % days)
# days (5 years
prior to Sept. ’08)
Daily Swap
Move (bps)

Mortgage OAS Daily Changes*
100% 1 0 50
100% 1 0 40
100% 1 0 30
50% 1 1 25
75% 3 1 20
75% 6 2 15
45% 9 11 10
26% 20 58 5
% Moves Sept.-Oct. ’08
(3% days)
# Days prior
to Sept. ‘08
Daily OAS
Move (bps)

FHLB System Term Funding
•
Largely suffered from the effects of
actions, none of which were taken on the
FHLBs
– Conservatorship of Fannie and Freddie
– FDIC actions to guarantee bank term debt
•
Debt costs higher nonetheless

Liquidity • Continuing access to liquidity • System continues to roll over billions per day 25

Liquidity • Preference would be to fund in term – Costly – Little member demand due to pricing …..but • No advance has gone unfunded 26

Liquidity • Increased dialogue with your regulators • Information sharing agreement with the OCC a template for – other regulators – other FHLBs 27

Liquidity • Our objective: to partner with your regulator in order to continue to provide liquidity 28

Credit and Collateral • Credit and Collateral Information – Ratings system and internal member ratings – Discussions • Credit Escalation – Greater control over collateral 29

Advances • Term advance rates are high • Anticipate that this is a temporary phenomenon • Short remains the sweet spot 30

Advances • Don’t get caught in a liquidity trap • Term out into 2009 sooner rather than later 31

Roger Lundstrom Chief Financial Officer 32

Third Quarter 2008 Performance Review 33

$ in millions Third Quarter Current Year versus Prior Year Difference 3Q 2008 3Q 2007 $ % Net Income $33 $24 $9 36.8% 34

Year-to-date Income Statement
$ in millions
YTD
Sep 2008
YTD
Sep 2007 Difference
     Net Interest Income $104 $209 ($105)
     Derivatives and Hedging Activities (64)          (28)          (36)
     Aggregate Gain/ (Loss) on Securities (75)          8             (83)
     NII Including Adjustments (34)          189         (223)
     Non-Interest Income 8             6             2
     Operating Expenses 73           73           -
     Other Expense 15           15           -
     Assessments 4             4             -
Net Income Before REFCO & AHP (119) 103 (223)
     REFCO Payments -          19           (19)
     AHP Subsidy -          8             (8)
Net Income (119) 76 (196)

Hedging Costs
•$18 million of the quarterly net income resulted
from the positive impact of hedging and
derivative gains in the current environment.
•Anticipate that some of the gains in derivative
and hedging activities this quarter may reverse
in subsequent quarters due to extreme levels of
market volatility.
•In Q3, $4 million was reclassified into income
due to non-issuance of 15-year fixed rate
consolidated obligation bonds as a result of
unfavorable market conditions that made
issuance cost prohibitive.

Hedging Costs
$ in millions
Three months ended September 30, 2008 2007
Fair value hedge ineffectiveness $      6 $     (6)
Gain (loss) on economic hedges 9          (15)
Cash flow hedge ineffectiveness 3          -
Net gain (loss) on derivatives
     and hedging activities
18 $     (21) $
Nine months ended September 30,
Fair value hedge ineffectiveness $   (26) $    (21)
Gain (loss) on economic hedges (41)       (7)
Cash flow hedge ineffectiveness 3          -
Net gain (loss) on derivatives
     and hedging activities
(64) $    (28) $

Non Interest Expenses with Selected Items Removed
$ in millions

1Q 2008 2Q 2008 3Q 2008 2008 Total
Non Interest Expense 31.2 $    32.9 $    27.9 $    92.1 $
Less FHFB & OF Expenses 1.0 1.0 2.0 4.0
Total 30.2 31.9 25.9 88.1
Less Selected Expenses
Severance 1.5 4.6 2.6 8.7
Office Relocation Costs 1.1 - - 1.1
Merger Related Professional Costs 0.7 - - 0.7
Total 3.3 4.6 2.6 10.6
Non Interest Expense less Selected 26.9 27.3 23.4 77.5

Staffing Analysis Dec-06 Dec-07 Sep-08 Number of Employees 459 343 316 39

Quarterly Net Income Excluding
Other-Than-Temporary Impairment
$(50)
$(40)
$(30)
$(20)
$(10)
$-
$10
$20
$30
$40
$50
1Q 2008 2Q 2008 3Q 2008
Net Income + OTTI Charge - OTTI Accretion Total
1Q (78)               33                 -                   (45) $
2Q (74)               30                 1                       (44) $
3Q 33                9                  2                       39 $

Asset Yield Trends 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% Long Term Inv MPF Advances 41

Liability Yield Trends 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% CO Bonds Discount Notes 42

Net Spread -0.25% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 43

Balance Sheet Analysis 44

Selected Balance Sheet Items
Current Quarter End vs Prior Year Quarter End
$ in millions

9/30/2008 9/30/2007 Difference
ASSETS
Advances $35,469 $24,531 $10,938
MPF Loans Held In Portfolio 32,841 35,123 (2,282)
Investment Securities 20,513 14,247 6,266
Total Assets 91,369 89,356 2,013
LIABILIT IES
Total Deposits 1,063 773 290
Consolidated Obligations 83,882 82,053 1,829
Subordinated Notes 1,000 1,000 -
Mandatorily Redeemable Capital Stock 178 19 159
Total Liabilities 88,478 86,226 2,252
CAPITAL
Capital Stock 2,561 2,653 (92)
Retained Earnings 540 637 (97)

Other–Than–Temporarily Impaired Securities
•Charges based on difference in carrying value
and estimated fair value, not on expected cash
flows
•Estimate actual economic loss is expected to be
significantly less than impairment charges
•Expect to recover majority of losses as an
accretion into net interest income in future period
as expected future cash flows are received

Other-Than-Temporarily Impaired Securities
$ in millions
Impairment
Charge
Expected
Economic
Loss
Accretion
recognized in
Net Interest
Income
Three months ended
   September 30, 2008 $9 $11 $2
Nine months ended
   September 30, 2008 72               16                3

MPF 90-Day Delinquency
September 30, June 30, March 31, December 31,
2008 2008 2008 2007
MPF Loans - conventional 0.48% 0.41% 0.38% 0.32%
Weighted Average
Conventional Fixed-Rate
Mortgages 1.31% 1.15% 1.04% 0.90%

MPF Delinquency

September 30, December 31,
2008 2007
MPF Loans, par value 32,590 $        34,367 $
Non-accrual MPF Loans, par value 15 12
% non-accrual 0.05% 0.03%
Increased loan loss reserve to $3 Million in third quarter

John Stocchetti EVP, Operations and Technology 50

EVP - Operations & Technology
• 30+ years of experience in financial markets
• FHLBC experience - a little over two years
• Head of Operations & Technology - six months
• Responsibility for two business lines and a number
of support units
• Business Lines: MPF  Program & Non-Credit
Services
• Support Units Include: Banking Operations,
Business Continuity, Communications, Credit &
Collateral, Information Technology, and Project
Management Office

Today’s Objective
• To update you on some projects, issues, and
activities that I hope will be of interest for you.
• Some of these will interest you because you are:
• a Customer
• Some of these will interest you because you are:
• a Shareholder

Member Stock
•
Brief History
– 2007 Cease and Desist Order
– Earlier this year, FHLBC proposal to Finance
Board to allow members greater flexibility to
redeem “new” activity-based stock.
– The intent was to be supportive of members’
need for liquidity in the most efficient way.
– On July 23, 2008, the Finance Board approved
an approach.

Member Stock • Brief History (cont.) – Unfortunately, the approved approach was different from what we had requested. – We communicated the approved approach. 54

Member Stock
•
Brief History
– We didn’t think the news was good enough and
we went to work with the regulator to improve it.
– We think supporting members’ liquidity is vital
and we wanted to further enhance member
flexibility.

Member Stock – Good news: We have gotten acknowledgement from the regulator that our more flexible method for redemption of new activity-based stock is acceptable. 56

Member Capital Stock -- “Old Process”
•
FHLBC identified the value of member capital
stock on July 23, 2008, for each member.
•
This value for each member was defined to be
the “floor” for each member.

Member Capital Stock -- “Old Process”
•
A member buying capital stock to support a
new advance after July 23, 2008, could redeem
that newly purchased stock under certain
conditions.
…once that advance was paid down or terminated,
…provided that the redemption did not reduce the
capital stock position below the “floor.” If the full
redemption would cause the capital stock to fall
below the floor, the redemption would be limited
by the floor.

Member Capital Stock -- “New Process”
•
FHLBC identified the value of member capital
stock on July 23, 2008, for each member.
•
This value for each member is defined to be the
“floor” for each member.

Member Capital Stock -- “New Process”
•
A member buying capital stock to support a
new advance after July 23, 2008, can redeem
that newly purchased stock…
…at any time that it becomes excess stock,
…regardless of which advance is paid down,
old  or new,
…subject to the rule that the capital stock
position cannot be lower than the floor.

Member Capital Stock – The Improvement
•
Dollars are fungible:  excess stock above the
floor can be returned no matter what triggered
the excess.
•
Less recordkeeping for the Bank as capital
stock no longer needs to be tagged to the
advance that triggered the purchase.

Member Capital Stock – The Improvement
•
Increased flexibility for members and increased
efficiencies when requesting advances from
FHLBC.
•
We hope this removes a potential obstacle to
requesting new advances from FHLBC.

Credit & Collateral • Collateral process is undergoing a significant upgrade in order to continue to support liquidity for members and strive for operational excellence in execution. 63

Credit & Collateral
•
New System
– Rockall’s Collateral Administration System
•
The collateral process will be re-engineered around the
new system.
•
First- rate collateral system used by three other Federal
Home Loan Banks.
•
Loan collateral and securities.
•
Commercial Real Estate
– Operational Planning
– Regulatory approval required

Credit & Collateral
Additional collateral initiatives include:
•
Introducing mark-to-market
methodology
•
Liquidation plan for collateral
•
Documentation
•
Improving listing and delivery options
for collateral
•
Reducing the number of securities
custodians used

Credit & Collateral
•
Credit Risk Management is also undergoing an upgrade to
continue to support liquidity for members, protect
member capital from credit risk, and strive for operational
excellence in execution. Initiatives include:
Implementing a new credit system allowing us to
achieve enhanced and consolidated reporting on
one platform
Enhancing the Bank’s risk rating methodology
Developing stronger ties to regulators
Continuing to proactively monitor risk to investment
securities and unsecured credit risk

MPF  Program
•
Introduction of MPF Xtra
MPF Xtra continues the Program’s tradition of
providing value by offering members the
alternative to sell fixed rate conforming loans into
the secondary market.
MPF Xtra allows PFIs to retain servicing rights,
retain servicing fees, and continue cultivating
relationships with their customers, while
transferring credit risk, interest rate risk, and
prepayment risks to an investor.
The MPF Xtra investor is Fannie Mae.

MPF  Program
•
Introduction of MPF Xtra
To date:
•
Training to approximately 200 PFIs.
•
Approximately 75 master commitments
executed with PFIs.
•
Nearly 100 more PFIS are reviewing
•
Potential to expand to other FHLBs

MPF Program
•
Next steps for the MPF Program:
Expand the number of investors in the pool
Continue to reach out to members to expand the
number of PFIs in the Xtra program
Strengthen the technology operating base
through outsourcing
Expand the use of webinars in 2009 to reach out
to members on various MPF related topics of
interest
Continue to provide top-notch operations support

Technology Vision (2009 & 2010)
• The three main objectives for the foreseeable future are to:
Use technology to streamline internal operations
• The Bank is implementing Summit and re-
engineering Bank processes.
Use outsourcing as a solution
• The overriding objective is to improve quality of
technology services by utilizing top-tier service
providers.
Improve Member Experience
• eBanking will be enhanced as a reporting tool and
will also be transformed into a transaction support
tool.

Questions? 71

FHLBC Fall Member Meetings 72